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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 12, 2003

                           United Parcel Service, Inc.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                      001-15451                  58-2480149
------------------------       ------------------------      -------------------
(State of incorporation)       (Commission File Number)        (IRS Employer
                                                             Identification No.)

       55 Glenlake Parkway, N.E.
           Atlanta, Georgia                                          30328
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (404) 828-6000

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     In connection with the registrant's Registration Statement on Form S-3 (File No. 333-108272), on September 12, 2003, the registrant established a Medium-Term Note program for its UPS Notes with maturities of 9 months or more from date of issue ("UPS NOTES"). The purpose of this Current Report on Form 8-K is to file with the Securities and Exchange Commission the Selling Agent Agreement and the form of UPS Note to be used in connection with such program.

     (c) Exhibits

         1.1 Selling Agent Agreement dated September 12, 2003, among the registrant, ABN AMRO Financial Services Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Financial Services Inc. and Wachovia Securities LLC.

         4.1   Form of UPS Note.

                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2003                             UNITED PARCEL SERVICE, INC.

                                              By:    /s/ Thomas W. Delbrook
                                                  -------------------------
                                                  Name:  Thomas W. Delbrook
                                                  Title: Assistant Treasurer

                                       3

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                                  EXHIBIT INDEX

EXHIBIT NO.                                                   DOCUMENT
-----------                                                   --------
1.1               Selling Agent Agreement dated September 12, 2003, among the registrant, ABN AMRO Financial Services Inc., Charles
                  Schwab & Co., Inc., Citigroup Global Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan
                  Stanley & Co. Incorporated, UBS Financial Services Inc. and Wachovia Securities LLC.

4.1               Form of UPS Note.

                                       4